UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130-30 31st Ave, Suite 512 Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 370-2352

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 18, 2026, Planet Green Holdings Corp. (the “Company”) received notice (the “Notice”) from The New York Stock Exchange (the “NYSE”) that its regulatory department (the “NYSE Regulation”) had accepted the Company’s plan (the “Plan”) to regain compliance with the NYSE American LLC’s (“NYSE American”) continued listing criteria set forth in Section 1003(a)(i), (ii) and (iii) of the NYSE American Company Guide (the “Company Guide”) and granted a plan period through June 8, 2027 (the “Plan Period Deadline”). As previously reported, on December 8, 2025, the Company received a notice from NYSE stating that the Company is not in compliance with the continued listing criteria of Section 1003(a)(i), (ii) and (iii) of the Company Guide. The Company submitted the Plan to NYSE Regulation addressing how the Company intends to regain compliance with these requirements.

During the plan period, the Company must provide quarterly updates to NYSE Regulation concurrent with its periodic filings. If the Company does not regain compliance with the NYSE American continued listing standards by the Plan Period Deadline, or if the Company does not make progress consistent with its Plan during the plan period, then NYSE Regulation may initiate delisting proceedings. The Company may appeal a staff delisting determination in accordance with the NYSE American rules.

The Company can provide no assurances that it will be able to make progress with respect to its Plan that NYSE Regulation will determine to be satisfactory, that it will regain compliance with Section 1003(a)(i), (ii) or (iii) of the Company Guide on or before the Plan Period Deadline, or that developments and events occurring subsequent to the Company’s formulation of the Plan or its acceptance by NYSE Regulation, will not adversely affect the Company’s ability to make sufficient progress and/or regain compliance with the aforementioned sections of the Company Guide on or before the Plan Period Deadline or result in the Company’s failure to be in compliance with other NYSE American continued listing standards.

Item 7.01 Regulation FD Disclosure.

On February 19, 2026, the Company issued a press release announcing the information described in Item 3.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 19, 2026	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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